Electronically Filed
10/21/2016 04:12:13 PM

CLERK OF THE COURT

NEOJ

MARK E. FERRARIO, ESQ.
(NV Bar No. 1625)
KARA B. HENDRICKS, ESQ.
(NV Bar No. 7743)
TAMI D. COWDEN, ESQ.
(NV Bar No. 8994)
GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway
Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002
Email: ferrariom@gtlaw.com
hendricksk@gtlaw.com
cowdent@gtlaw.com

Counsel for Reading International, Inc.

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of the Estate of JAMES J. COTTER, Deceased. JAMES J. COTTER, JR., derivatively on behalf of Reading International, Inc., Plaintiff, v. MARGARET COTTER, ELLEN COTTER, GUY ADAMS, EDWARD KANE, DOUGLAS McEACHERN, TIMOTHY STOREY, WILLIAM GOULD, and DOES 1 through 100, inclusive, Defendants. And READING INTERNATIONAL, INC., a Nevada Corporation, Nominal Defendant.	**Case No. A-15-719860-B** Dept. No. XI **Coordinated with:** Case No. P 14-082942-E Dept. XI Case No. A-16-735305-B Dept. XI **NOTICE OF ENTRY OF ORDER GRANTING SETTLEMENT WITH T2 PLAINTIFFS AND FINAL JUDGMENT WITH EXHIBIT 1 ATTACHED**

GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway, Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002

TO: All parties and their counsel of record:

YOU AND EACH OF YOU will please take notice that on October 21, 2016, the Court entered the ***Order Granting Settlement with T2 Plaintiffs and Final Judgment with Exhibit 1 Attached***, a copy of which is attached hereto as Exhibit A.

DATED: this 21st day of October, 2016.

GREENBERG TRAURIG, LLP

/s/ Mark E. Ferrario
MARK E. FERRARIO (NV Bar No. 1625)
KARA B. HENDRICKS (NV Bar No. 7743)
TAMI D. COWDEN (NV Bar No. 8994)
3773 Howard Hughes Parkway, Suite 400 N.
Las Vegas, Nevada 89169
FerrarioM@gtlaw.com
HendricksK@gtlaw.com
CowdenT@gtlaw.com

Counsel for Reading International, Inc.

GREENBERG TRAURIG, LLP

GREENBERG TRAURIG, LLP

CERTIFICATE OF SERVICE

Pursuant to Nev. R. Civ. P. 5(b)(2)(D) and E.D.C.R. 8.05, I certify that on this day, I caused a true and correct copy of the forgoing ***Notice of Entry of Order Granting Settlement With T2 Plaintiffs and Final Judgment with Exhibit 1 Attached*** to be filed and served via the Court's Wiznet E-Filing system on all registered and active parties. The date and time of the electronic proof of service is in place of the date and place of deposit in the mail.

DATED: this 21st day of October, 2016.

/s/ Andrea Lee Rosehill
An employee of GREENBERG TRAURIG, LLP

EXHIBIT A

Electronically Filed
10/21/2016 03:02:49 PM

CLERK OF THE COURT

ORDR

MARK E. FERRARIO, ESQ.
(NV BAR NO. 1625)
KARA B. HENDRICKS, ESQ.
(NV BAR NO. 7743)
GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway
Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002
ferrariom@gtlaw.com
hendricksk@gtlaw.com

Counsel for Reading International, Inc.

DISTRICT COURT

CLARK COUNTY, NEVADA

JAMES J. COTTER, JR., Plaintiff, v. READING INTERNATIONAL, INC., a Nevada corporation; DOES 1-100, and ROE ENTITIES, 1-100, inclusive, Defendants.	**Case No. A-15-719860-B** Dept. XI **Coordinated with:** Case No. P 14-082942-E Dept. XI Case No. A-16-735305-B Dept. No. XI
In the Matter of the Estate of JAMES J. COTTER, Deceased.	**ORDER GRANTING SETTLEMENT WITH T2 PLAINTIFFS AND FINAL JUDGMENT**
JAMES J. COTTER, JR., individually and derivatively on behalf of Reading International, Inc. Plaintiff, v. MARGARET COTTER, et al, Defendants.	**Hearing Date: October 6, 2016** **Time: 8:30a.m. and 1:00 p.m.**

Presently pending is the Joint Motion for Final Approval of Settlement and Dismissal ("Joint Motion"), filed by Intervenor Plaintiffs T2 Partners Management, LP, T2 Accredited Fund, LP, T2 Qualified Fund, LP, Tilson Offshore Fund, LTD., T2 Partners Management I, LLC, T2 Partners Management Group, LLC, JMG Capital Management, LLC, Pacific Capital Management, LLC, and Defendants Margaret Cotter, Ellen Cotter, Guy Adams, Edward Kane, Douglas McEachern, William Gould, Judy Codding, Michael Wrotniak, Craig Tompkins, and Nominal Defendant, Reading International, Inc. The Court having reviewed the Motion and grounds therefore, having heard any objections thereto, and having heard the arguments of the parties, FINDS AS FOLLOWS:

1. The Court previously granted preliminary approval of the proposed settlement based upon the terms as set forth in the Joint Motion for Preliminary Approval of Settlement of Derivative Claims on August 4, 2016. At that time, the Court determined that settlement appeared presumptively valid, subject only to any objections at the final approval hearing. The Court also approved a Notice of Settlement ("Notice") to be provided to shareholders of Reading International Inc. ("RDI");

2. The Nevada Rules of Civil Procedure and due process have been satisfied in connection with the Notice;

3. Subsequent to service of the Notice, the Court received three objections to the proposed settlement from: James J. Cotter, Jr.; Diamond A Partners, L.P. and Diamond A. Investors, L.P.; and Mark Cuban; and

4. The Court after considering all objections and responses thereto and having held a hearing on October 6, 2016, the Court modified the Settlement Agreement and Release of Claims ("Modified Settlement Agreement"). The Modified Settlement Agreement is set forth in **Exhibit 1**, hereto.

Based on such findings, the Court, HEREBY ORDERS THE FOLLOWING:

GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway, Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002

1. The Modified Settlement Agreement is fair, reasonable, adequate and in the best interest of stockholders;

2. Pursuant to the request of Defendants and the Intervening Plaintiffs, all claims contained in the First Amended Complaint filed by T2 Partners Management, LP, T2 Accredited Fund, LP, T2 Qualified Fund, LP, Tilson Offshore Fund, LTD., T2 Partners Management I, LLC, T2 Partners Management Group, LLC, JMG Capital Management, LLC, Pacific Capital Management, LLC, are dismissed in their entirety with prejudice.

3. The Intervenor Plaintiffs, the Defendants, and the Nominal Defendant shall each be responsible for their own attorneys' fees and costs.

DATED this 20th day of October, 2016.

DISTRICT COURT JUDGE

JW

Respectfully submitted by:

ROBERTSON & ASSOCIATES, LLP	GREENBERG TRAURIG, LLP
/s/ Alexander Robertson ALEXANDER ROBERTSON, IV (SBN 8642) 32121 Lindero Canyon Road, Suite 200 Westlake Village, California 91361 ARobertson@ARobertsonLaw.com	Mark E. Ferrario (NV Bar No. 1625) Kara B. Hendricks (NV Bar No. 7743) 3773 Howard Hughes Parkway, Suite 400 N. Las Vegas, Nevada 89169 FerrarioM@gtlaw.com HendricksK@gtlaw.com
Attorneys for Plaintiffs and Intervenors, T2 Partners Management, LP, et al.	*Counsel for Reading International, Inc.*

GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway, Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002

/s/ Marshall M. Searcy, III CHRISTOPHER TAYBACK (Admitted *pro hac vice*) MARSHALL M. SEARCY III (Admitted *pro hac vice*) QUINN EMANUEL URQUHART & SULLIVAN, LLP 865 S. Figueroa Street, 10th Floor Los Angeles, California, 90017 christayback@quinnemanuel.com marshallsearcy@quinnemanuel.com H. STAN JOHNSON (SBN 265) 255 E. Warm Springs Road, Suite 100 Las Vegas, Nevada 89119 SJohnson@CohenJohnson.com *Attorneys for Defendants Margaret Cotter, Ellen Cotter, Guy Adams, Edward Kane Douglas McEachern, Judy Codding and Michael Wrotniak*	/s/ Shoshana Bannett SHOSHANA E. BANNETT (Admitted *pro hac vice*) BIRD, MARELLA, BOXER, WOLPERT, NESSIM, DROOKS, LINCENBERG & RHOW, P.C. 1875 Century Park East, 23rd Floor Los Angeles, California 90067 EER@BirdMarella.com DONALD A. LATTIN (NV BAR 0693) 4785 Caughlin Parkway Reno, Nevada 89519 dlattin@mclrenolaw.com *Attorneys for Defendants William Gould*
SANTORO WHITMIRE, LTD. /s/ Nicholas J. Santoro NICHOLAS J. SANTORO (NV BAR 0532) 10100 Charleston Boulevard, Suite 250 Las Vegas, Nevada 89135 nsantoro@santoronevada.com *Attorneys for Craig Tompkins*	

LV 420787369v2

GREENBERG TRAURIG, LLP
3773 Howard Hughes Parkway, Suite 400 North
Las Vegas, Nevada 89169
Telephone: (702) 792-3773
Facsimile: (702) 792-9002